UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2006

NOVA OIL, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other Jurisdiction of incorporation)	000-32531 (Commission File Number)	91-2028450 (I.R.S. Employer Identification Number)

The Riviana Building, 2777 Allen Parkway, Suite 800, Houston, Texas 77019

(Address of Principal Executive Offices)

713-869-6682

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On May 30, 2006, Bruce E. Cox notified Nova Oil, Inc. (the “Company”) of his decision to resign from the Company’s Board of Directors effective May 31, 2006. Mr. Cox’s decision was based in part upon demands on his time from other professional commitments and was not due to a disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Mr. Cox has reviewed and has stated that he agrees with the statements made by the Company in this current report on Form 8-K.

Mr. Cox’s letter of resignation is filed herewith.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

99.1	Resignation Letter of Bruce E. Cox as member of the Board of Directors of the Company, effective May 31, 2006.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOVA OIL, INC. By: /s/ Kenneth T. Hern Name: Kenneth T. Hern Title: Chief Executive Officer

Date: June 5, 2006

EXHIBIT INDEX

99.1	Resignation Letter of Bruce E. Cox as member of the Board of Directors of the Company, effective May 31, 2006.